Exhibit 4.1

EXECUTION VERSION

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

OMNIBUS AMENDMENT

to

INDENTURE SUPPLEMENT

and

TERMS DOCUMENTS

Dated as of July 2, 2009

THIS OMNIBUS AMENDMENT TO INDENTURE SUPPLEMENT AND TERMS DOCUMENTS (the “Amendment”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of July 2, 2009. Unless otherwise specified, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Indenture Supplement or the applicable Terms Documents (each as defined below).

WHEREAS, pursuant to Section 301(g) of the Indenture, the Issuer and the Indenture Trustee have entered into the Indenture Supplement, dated as of July 26, 2007, by and between the Issuer and the Indenture Trustee (the “Indenture Supplement”), and certain Term Documents listed on Exhibit A (the “Terms Documents”);

WHEREAS, pursuant to Section 301(g) of the Indenture, the Issuer is issuing its first Tranche of Class D Notes of the DiscoverSeries;

WHEREAS, pursuant to subsections 1001(b) and 1001(k) of the Indenture and Section 2.02 of the Terms Documents, the Issuer and the Indenture Trustee desire to amend the Indenture Supplement and the Terms Documents to include additional provisions or amend and restate current provisions to incorporate the issuance of Class D Notes, and to provide additional credit enhancement to the Outstanding Notes in the form of the subordination of the Class D Notes.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders:

ARTICLE I

AMENDMENTS

Section 1.1. Amendment to Indenture Supplement.

(1) The Indenture Supplement is hereby amended by amending and restating clause (b) of the definition of Targeted Cumulative Class C Reserve Deposit as follows:

(b) the sum of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Outstanding DiscoverSeries Notes (other than any Tranche of Outstanding Class D Notes), plus the amount of funds on deposit in the Principal Funding Subaccounts for all Tranches of Outstanding DiscoverSeries Notes in connection with Targeted Prefunding Deposits (after giving effect to any application of such deposits to Targeted Principal Deposits in accordance with Section 4.04(a)), in each case as of the last day of the preceding Due Period and

Section 1.2. Amendment to Class A(2007-1) Terms Document.

(1) The Class A(2007-1) Terms Document is hereby amended by adding the following definition:

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2007-1) Notes, 8.024691%, subject to adjustment in accordance with Section 2.02.

(2) The Class A(2007-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class A(2007-1) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class D Notes for such Class A(2007-1) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A(2007-1) Notes on such date of determination;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2007-1) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class A(2007-1) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class A(2007-1) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2007-1) Notes, 6.790123%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2007-1) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02.

(3) The Class A(2007-1) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes and the Required Subordinated Percentage of Class D Notes, in each case for the Class A(2007-1) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.3. Amendment to Class A(2007-2) Terms Document.

(1) The Class A(2007-2) Terms Document is hereby amended by adding the following definition:

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2007-2) Notes, 8.024691%, subject to adjustment in accordance with Section 2.02.

(2) The Class A(2007-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class A(2007-2) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class D Notes for such Class A(2007-2) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A(2007-2) Notes on such date of determination;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2007-2) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class A(2007-2) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class A(2007-2) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2007-2) Notes, 6.790123%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2007-2) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02.

(3) The Class A(2007-2) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes and the Required Subordinated

Percentage of Class D Notes, in each case for the Class A(2007-2) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.4. Amendment to Class A(2008-1) Terms Document.

(1) The Class A(2008-1) Terms Document is hereby amended by adding the following definition:

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-1) Notes, 8.024691%, subject to adjustment in accordance with Section 2.02.

(2) The Class A(2008-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class A(2008-1) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class D Notes for such Class A(2008-1) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A(2008-1) Notes on such date of determination;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2008-1) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class A(2008-1) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class A(2008-1) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-1) Notes, 6.790123%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-1) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02.

(3) The Class A(2008-1) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes and the Required Subordinated Percentage of Class D Notes, in each case for the Class A(2008-1) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.5. Amendment to Class A(2008-A) Terms Document.

(1) The Class A(2008-A) Terms Document is hereby amended by adding the following definition:

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-A) Notes, 8.024691%, subject to adjustment in accordance with Section 2.02.

(2) The Class A(2008-A) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class A(2008-A) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class D Notes for such Class A(2008-A) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A(2008-A) Notes on such date of determination;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2008-A) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class A(2008-A) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class A(2008-A) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-A) Notes, 6.790123%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-A) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02.

(3) The Class A(2008-A) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes and the Required Subordinated Percentage of Class D Notes, in each case for the Class A(2008-A) Notes, with the consent of the Agent; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.6. Amendment to Class A(2008-2) Terms Document.

(1) The Class A(2008-2) Terms Document is hereby amended by adding the following definition:

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-2) Notes, 8.024691%, subject to adjustment in accordance with Section 2.02.

(2) The Class A(2008-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class A(2008-2) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class D Notes for such Class A(2008-2) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A(2008-2) Notes on such date of determination;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2008-2) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class A(2008-2) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class A(2008-2) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-2) Notes, 6.790123%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-2) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02.

(3) The Class A(2008-2) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes and the Required Subordinated Percentage of Class D Notes, in each case for the Class A(2008-2) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.7. Amendment to Class A(2008-3) Terms Document.

(1) The Class A(2008-3) Terms Document is hereby amended by adding the following definition:

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-3) Notes, 8.024691%, subject to adjustment in accordance with Section 2.02.

(2) The Class A(2008-3) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class A(2008-3) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class D Notes for such Class A(2008-3) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A(2008-3) Notes on such date of determination;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2008-3) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class A(2008-3) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class A(2008-3) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-3) Notes, 6.790123%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-3) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02.

(3) The Class A(2008-3) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes and the Required Subordinated Percentage of Class D Notes, in each case for the Class A(2008-3) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.8. Amendment to Class A(2008-B) Terms Document.

(1) The Class A(2008-B) Terms Document is hereby amended by adding the following definition:

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-B) Notes, 8.024691%, subject to adjustment in accordance with Section 2.02.

(2) The Class A(2008-B) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class A(2008-B) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class D Notes for such Class A(2008-B) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A(2008-B) Notes on such date of determination;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2008-B) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class A(2008-B) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class A(2008-B) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-B) Notes, 6.790123%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-B) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02.

(3) The Class A(2008-B) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes and the Required Subordinated Percentage of Class D Notes, in each case for the Class A(2008-B) Notes, with the consent of the Agent; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.9. Amendment to Class A(2008-4) Terms Document.

(1) The Class A(2008-4) Terms Document is hereby amended by adding the following definition:

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-4) Notes, 8.024691%, subject to adjustment in accordance with Section 2.02.

(2) The Class A(2008-4) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class A(2008-4) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class D Notes for such Class A(2008-4) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A(2008-4) Notes on such date of determination;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2008-4) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class A(2008-4) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class A(2008-4) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-4) Notes, 6.790123%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-4) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02.

(3) The Class A(2008-4) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes and the Required Subordinated Percentage of Class D Notes, in each case for the Class A(2008-4) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.10. Amendment to Class A(2008-C) Terms Document.

(1) The Class A(2008-C) Terms Document is hereby amended by adding the following definition:

“Required Subordinated Percentage of Class D Notes” means, for the Class A(2008-C) Notes, 8.024691%, subject to adjustment in accordance with Section 2.02.

(2) The Class A(2008-C) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class A(2008-C) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class D Notes for such Class A(2008-C) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A(2008-C) Notes on such date of determination;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A(2008-C) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class A(2008-C) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class A(2008-C) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class B Notes” means, for the Class A(2008-C) Notes, 6.790123%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A(2008-C) Notes, 8.641975%, subject to adjustment in accordance with Section 2.02.

(3) The Class A(2008-C) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes and the Required Subordinated Percentage of Class D Notes, in each case for the Class A(2008-C) Notes, with the consent of the Agent; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.11. Amendment to Class B(2007-1) Terms Document.

(1) The Class B(2007-1) Terms Document is hereby amended by adding the following definitions:

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2007-1) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2007-1) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2007-1) Notes.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2007-1) Notes, 118.181818%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means for the Class B(2007-1) Notes, 7.514451%, subject to adjustment in accordance with Section 2.02.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2007-1) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2007-1) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2007-1) Notes.

(2) The Class B(2007-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class B(2007-1) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class B(2007-1) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class B(2007-1) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2007-1) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class B(2007-1) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class B(2007-1) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2007-1) Notes, 8.092486%, subject to adjustment in accordance with Section 2.02.

(3) The Class B(2007-1) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class C Notes (Encumbered), the Required Subordinated Percentage of Class C Notes (Unencumbered), the Required Subordinated Percentage of Class D Notes (Encumbered), and the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class B(2007-1) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.12. Amendment to Class B(2007-2) Terms Document.

(1) The Class B(2007-2) Terms Document is hereby amended by adding the following definitions:

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2007-2) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2007-2) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2007-2) Notes.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2007-2) Notes, 118.181818%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means for the Class B(2007-2) Notes, 7.514451%, subject to adjustment in accordance with Section 2.02.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2007-2) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2007-2) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2007-2) Notes.

(2) The Class B(2007-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class B(2007-2) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class B(2007-2) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class B(2007-2) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2007-2) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class B(2007-2) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class B(2007-2) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2007-2) Notes, 8.092486%, subject to adjustment in accordance with Section 2.02.

(3) The Class B(2007-2) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class C Notes (Encumbered), the Required Subordinated Percentage of Class C Notes (Unencumbered), the Required Subordinated Percentage of Class D Notes (Encumbered), and the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class B(2007-2) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.13. Amendment to Class B(2008-A) Terms Document.

(1) The Class B(2008-A) Terms Document is hereby amended by adding the following definitions:

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2008-A) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2008-A) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2008-A) Notes.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2008-A) Notes, 118.181818%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means for the Class B(2008-A) Notes, 7.514451%, subject to adjustment in accordance with Section 2.02.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2008-A) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2008-A) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2008-A) Notes.

(2) The Class B(2008-A) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class B(2008-A) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class B(2008-A) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class B(2008-A) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2008-A) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class B(2008-A) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class B(2008-A) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2008-A) Notes, 8.092486%, subject to adjustment in accordance with Section 2.02.

(3) The Class B(2008-A) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class C Notes (Encumbered), the Required Subordinated Percentage of Class C Notes (Unencumbered), the Required Subordinated Percentage of Class D Notes (Encumbered), and the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class B(2008-A) Notes, with the consent of the Agent; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.14. Amendment to Class B(2008-1) Terms Document.

(1) The Class B(2008-1) Terms Document is hereby amended by adding the following definitions:

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2008-1) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2008-1) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2008-1) Notes.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2008-1) Notes, 118.181818%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means for the Class B(2008-1) Notes, 7.514451%, subject to adjustment in accordance with Section 2.02.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2008-1) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2008-1) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2008-1) Notes.

(2) The Class B(2008-1) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class B(2008-1) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class B(2008-1) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class B(2008-1) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2008-1) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class B(2008-1) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class B(2008-1) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2008-1) Notes, 8.092486%, subject to adjustment in accordance with Section 2.02.

(3) The Class B(2008-1) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class C Notes (Encumbered), the Required Subordinated Percentage of Class C Notes (Unencumbered), the

Required Subordinated Percentage of Class D Notes (Encumbered), and the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class B(2008-1) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.15. Amendment to Class B(2008-2) Terms Document.

(1) The Class B(2008-2) Terms Document is hereby amended by adding the following definitions:

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2008-2) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2008-2) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2008-2) Notes.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2008-2) Notes, 118.181818%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means for the Class B(2008-2) Notes, 7.514451%, subject to adjustment in accordance with Section 2.02.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2008-2) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2008-2) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2008-2) Notes.

(2) The Class B(2008-2) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class B(2008-2) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class B(2008-2) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class B(2008-2) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2008-2) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class B(2008-2) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class B(2008-2) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2008-2) Notes, 8.092486%, subject to adjustment in accordance with Section 2.02.

(3) The Class B(2008-2) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class C Notes (Encumbered), the Required Subordinated Percentage of Class C Notes (Unencumbered), the Required Subordinated Percentage of Class D Notes (Encumbered), and the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class B(2008-2) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.16. Amendment to Class B(2008-3) Terms Document.

(1) The Class B(2008-3) Terms Document is hereby amended by adding the following definitions:

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2008-3) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2008-3) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2008-3) Notes.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2008-3) Notes, 118.181818%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means for the Class B(2008-3) Notes, 7.514451%, subject to adjustment in accordance with Section 2.02.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2008-3) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2008-3) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2008-3) Notes.

(2) The Class B(2008-3) Terms Document is hereby amended by amending and restating the following definitions in their entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class B(2008-3) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class B(2008-3) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class B(2008-3) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2008-3) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class B(2008-3) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class B(2008-3) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2008-3) Notes, 8.092486%, subject to adjustment in accordance with Section 2.02.

(3) The Class B(2008-3) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class C Notes (Encumbered), the Required Subordinated Percentage of Class C Notes (Unencumbered), the Required Subordinated Percentage of Class D Notes (Encumbered), and the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class B(2008-3) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.17. Amendment to Class C(2007-1) Terms Document.

(1) The Class C(2007-1) Terms Document is hereby amended by adding the following definitions:

“Encumbered Amount” means, for the Class C(2007-1) Notes, an amount equal to

(a) the Nominal Liquidation Amount of the Class C(2007-1) Notes, divided by

(b) the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries, multiplied by

(c) the sum of (i) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes equal to zero and a Required Subordinated Amount of Class C Notes greater than zero and (ii) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the DiscoverSeries with a Required Subordinated Amount of Class C Notes greater than zero.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2007-1) Notes, the product of

(a) the sum of (1) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class D Notes greater than zero, plus (2) the aggregate Unencumbered Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the DiscoverSeries with an Unencumbered Required Subordinated Amount of Class D Notes greater than zero, multiplied by

(b) a percentage equivalent to a fraction, the numerator of which is the Nominal Liquidation Amount of the Class C(2007-1) Notes, and the denominator of which is the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2007-1) Notes, 6.951872%, subject to adjustment in accordance with Section 2.02.

“Unencumbered Amount” means, for the Class C(2007-1) Notes, an amount equal to the Nominal Liquidation Amount of the Class C(2007-1) Notes minus the Encumbered Amount for the Class C(2007-1) Notes.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2007-1) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class C(2007-1) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2007-1) Notes.

(2) The Class C(2007-1) Terms Document is hereby amended by amending and restating the following definition in its entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class C(2007-1) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class C(2007-1) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class C(2007-1) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class C(2007-1) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class C(2007-1) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class C(2007-1) Adverse Event shall have occurred.

(3) The Class C(2007-1) Terms Document is hereby amended by amending and restating the heading of Section 2.02 to read, “Adjustments to Required Subordinated Percentages and Amount.”

(4) The Class C(2007-1) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class C(2007-1) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.18. Amendment to Class C(2007-2) Terms Document

(1) The Class C(2007-2) Terms Document is hereby amended by adding the following definitions:

“Encumbered Amount” means, for the Class C(2007-2) Notes, an amount equal to

(a) the Nominal Liquidation Amount of the Class C(2007-2) Notes, divided by

(b) the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries, multiplied by

(c) the sum of (i) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes equal to zero and a Required Subordinated Amount of Class C Notes greater than zero and (ii) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the DiscoverSeries with a Required Subordinated Amount of Class C Notes greater than zero.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2007-2) Notes, the product of

(a) the sum of (1) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class D Notes greater than zero, plus (2) the aggregate Unencumbered Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the DiscoverSeries with an Unencumbered Required Subordinated Amount of Class D Notes greater than zero, multiplied by

(b) a percentage equivalent to a fraction, the numerator of which is the Nominal Liquidation Amount of the Class C(2007-2) Notes, and the denominator of which is the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2007-2) Notes, 6.951872%, subject to adjustment in accordance with Section 2.02.

“Unencumbered Amount” means, for the Class C(2007-2) Notes, an amount equal to the Nominal Liquidation Amount of the Class C(2007-2) Notes minus the Encumbered Amount for the Class C(2007-2) Notes.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2007-2) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class C(2007-2) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2007-2) Notes.

(2) The Class C(2007-2) Terms Document is hereby amended by amending and restating the following definition in its entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class C(2007-2) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class C(2007-2) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class C(2007-2) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class C(2007-2) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class C(2007-2) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class C(2007-2) Adverse Event shall have occurred.

(3) The Class C(2007-2) Terms Document is hereby amended by amending and restating the heading of Section 2.02 to read, “Adjustments to Required Subordinated Percentages and Amount.”

(4) The Class C(2007-2) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class C(2007-2) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.19. Amendment to Class C(2008-1) Terms Document

(1) The Class C(2008-1) Terms Document is hereby amended by adding the following definitions:

“Encumbered Amount” means, for the Class C(2008-1) Notes, an amount equal to

(a) the Nominal Liquidation Amount of the Class C(2008-1) Notes, divided by

(b) the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries, multiplied by

(c) the sum of (i) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes equal to zero and a Required Subordinated Amount of Class C Notes greater than zero and (ii) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the DiscoverSeries with a Required Subordinated Amount of Class C Notes greater than zero.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2008-1) Notes, the product of

(a) the sum of (1) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class D Notes greater than zero, plus (2) the aggregate Unencumbered Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the DiscoverSeries with an Unencumbered Required Subordinated Amount of Class D Notes greater than zero, multiplied by

(b) a percentage equivalent to a fraction, the numerator of which is the Nominal Liquidation Amount of the Class C(2008-1) Notes, and the denominator of which is the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2008-1) Notes, 6.951872%, subject to adjustment in accordance with Section 2.02.

“Unencumbered Amount” means, for the Class C(2008-1) Notes, an amount equal to the Nominal Liquidation Amount of the Class C(2008-1) Notes minus the Encumbered Amount for the Class C(2008-1) Notes.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2008-1) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class C(2008-1) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2008-1) Notes.

(2) The Class C(2008-1) Terms Document is hereby amended by amending and restating the following definition in its entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class C(2008-1) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class C(2008-1) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class C(2008-1) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class C(2008-1) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class C(2008-1) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class C(2008-1) Adverse Event shall have occurred.

(3) The Class C(2008-1) Terms Document is hereby amended by amending and restating the heading of Section 2.02 to read, “Adjustments to Required Subordinated Percentages and Amount.”

(4) The Class C(2008-1) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class C(2008-1) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.20. Amendment to Class C(2008-2) Terms Document.

(1) The Class C(2008-2) Terms Document is hereby amended by adding the following definitions:

“Encumbered Amount” means, for the Class C(2008-2) Notes, an amount equal to

(a) the Nominal Liquidation Amount of the Class C(2008-2) Notes, divided by

(b) the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries, multiplied by

(c) the sum of (i) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes equal to zero and a Required Subordinated Amount of Class C Notes greater than zero and (ii) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the DiscoverSeries with a Required Subordinated Amount of Class C Notes greater than zero.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2008-2) Notes, the product of

(a) the sum of (1) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes in the DiscoverSeries with a

Required Subordinated Amount of Class D Notes greater than zero, plus (2) the aggregate Unencumbered Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the DiscoverSeries with an Unencumbered Required Subordinated Amount of Class D Notes greater than zero, multiplied by

(b) a percentage equivalent to a fraction, the numerator of which is the Nominal Liquidation Amount of the Class C(2008-2) Notes, and the denominator of which is the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2008-2) Notes, 6.951872%, subject to adjustment in accordance with Section 2.02.

“Unencumbered Amount” means, for the Class C(2008-2) Notes, an amount equal to the Nominal Liquidation Amount of the Class C(2008-2) Notes minus the Encumbered Amount for the Class C(2008-2) Notes.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2008-2) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class C(2008-2) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2008-2) Notes.

(2) The Class C(2008-2) Terms Document is hereby amended by amending and restating the following definition in its entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class C(2008-2) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class C(2008-2) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class C(2008-2) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class C(2008-2) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class C(2008-2) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class C(2008-2) Adverse Event shall have occurred.

(3) The Class C(2008-2) Terms Document is hereby amended by amending and restating the heading of Section 2.02 to read, “Adjustments to Required Subordinated Percentages and Amount.”

(4) The Class C(2008-2) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class C(2008-2) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 1.21. Amendment to Class C(2008-3) Terms Document.

(1) The Class C(2008-3) Terms Document is hereby amended by adding the following definitions:

“Encumbered Amount” means, for the Class C(2008-3) Notes, an amount equal to

(a) the Nominal Liquidation Amount of the Class C(2008-3) Notes, divided by

(b) the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries, multiplied by

(c) the sum of (i) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes equal to zero and a Required Subordinated Amount of Class C Notes greater than zero and (ii) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the DiscoverSeries with a Required Subordinated Amount of Class C Notes greater than zero.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2008-3) Notes, the product of

(a) the sum of (1) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class D Notes greater than zero, plus (2) the aggregate Unencumbered Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the DiscoverSeries with an Unencumbered Required Subordinated Amount of Class D Notes greater than zero, multiplied by

(b) a percentage equivalent to a fraction, the numerator of which is the Nominal Liquidation Amount of the Class C(2008-3) Notes, and the denominator of which is the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2008-3) Notes, 6.951872%, subject to adjustment in accordance with Section 2.02.

“Unencumbered Amount” means, for the Class C(2008-3) Notes, an amount equal to the Nominal Liquidation Amount of the Class C(2008-3) Notes minus the Encumbered Amount for the Class C(2008-3) Notes.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2008-3) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class C(2008-3) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2008-3) Notes.

(2) The Class C(2008-3) Terms Document is hereby amended by amending and restating the following definition in its entirety:

“Required Subordinated Amount of Class D Notes” means, for the Class C(2008-3) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class C(2008-3) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class C(2008-3) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class C(2008-3) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class C(2008-3) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class C(2008-3) Adverse Event shall have occurred.

(3) The Class C(2008-3) Terms Document is hereby amended by amending and restating the heading of Section 2.02 to read, “Adjustments to Required Subordinated Percentages and Amount.”

(4) The Class C(2008-3) Terms Document is hereby amended by amending and restating Section 2.02(a) in its entirety as follows:

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class C(2008-3) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

ARTICLE II

MISCELLANEOUS

Section 2.1. Severability. In case any provision in this Amendment will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 2.2. Ratification of Indenture Supplement and Terms Documents. Except as specifically amended, modified or supplemented by this Amendment, the Indenture Supplement and the Terms Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect. This Amendment shall not constitute a novation of the Indenture Supplement or the Terms Documents, but shall constitute amendments thereof. Each of the parties to the Indenture Supplement and Terms Documents agree to be bound by the terms of the obligations of the Indenture Supplement and the Terms Documents, as amended by this Amendment, as though the terms and obligations of such agreement were set forth herein.

Section 2.3. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 2.4. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE TRUST,
as Issuer

By:	Wilmington Trust Company,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name:	Jennifer A. Luce
Title:	Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

By:	/s/ Patricia M. Child
Name:	Patricia M. Child
Title:	Vice President

[Signature Page to Omnibus Amendment to Indenture Supplement and Terms Documents]

EXHIBIT A

1.	The Class A(2007-1) Terms Document, dated as of October 4, 2007 between the Indenture Trustee and the Note Issuance Trust.

2.	The Class A(2007-2) Terms Document, dated as of October 9, 2007 between the Indenture Trustee and the Note Issuance Trust.

3.	The Class A(2008-1) Terms Document, dated as of January 16, 2008 between the Indenture Trustee and the Note Issuance Trust.

4.	The Class A(2008-A) Terms Document, dated as of January 31, 2008 between the Indenture Trustee and the Note Issuance Trust.

5.	The Class A(2008-2) Terms Document, dated as of March 11, 2008 between the Indenture Trustee and the Note Issuance Trust.

6.	The Class A(2008-3) Terms Document, dated as of April 30, 2008 between the Indenture Trustee and the Note Issuance Trust.

7.	The Class A(2008-B) Terms Document, dated as of May 16, 2008 between the Indenture Trustee and the Note Issuance Trust.

8.	The Class A(2008-4) Terms Document, dated as of June 18, 2008 between the Indenture Trustee and the Note Issuance Trust.

9.	The Class A(2008-C) Terms Document, dated as of August 28, 2008 between the Indenture Trustee and the Note Issuance Trust

10.	The Class B(2007-1) Terms Document, dated as of July 26, 2007, between the Indenture Trustee and the Note Issuance Trust.

11.	The Class B(2007-2) Terms Document, dated as of August 31, 2007, between the Indenture Trustee and the Note Issuance Trust.

12.	The Class B(2008-A) Terms Document, dated as of January 31, 2008 between the Indenture Trustee and the Note Issuance Trust.

13.	The Class B(2008-1) Terms Document, dated as of February 29, 2008 between the Indenture Trustee and the Note Issuance Trust.

14.	The Class B(2008-2) Terms Document, dated as of May 29, 2008 between the Indenture Trustee and the Note Issuance Trust.

15.	The Class B(2008-3) Terms Document, dated as of August 28, 2008 between the Indenture Trustee and the Note Issuance Trust.

16.	The Class C(2007-1) Terms Document, dated as of July 26, 2007, between the Indenture Trustee and the Note Issuance Trust.

17.	The Class C(2007-2) Terms Document, dated as of August 31, 2007, between the Indenture Trustee and the Note Issuance Trust.

18.	The Class C(2008-1) Terms Document, dated as of February 29, 2008 between the Indenture Trustee and the Note Issuance Trust.

19.	The Class C(2008-2) Terms Document, dated as of May 29, 2008 between the Indenture Trustee and the Note Issuance Trust.

20.	The Class C(2008-3) Terms Document, dated as of August 28, 2008 between the Indenture Trustee and the Note Issuance Trust.

2